CAMDEN

Living Excellence

1Q18 Earnings Release & Supplemental Information

Camden North Quarter ● Orlando, FL
Year Built 2016 ● 333 Apartment Homes
Acquired February 15, 2018

Investor Relations Contact
Kim Callahan ● (713) 354-2549

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES FIRST QUARTER 2018 OPERATING RESULTS,

Houston, Texas (May 3, 2018) - Camden Property Trust (NYSE:CPT) announced today operating results for the three months ended March 31, 2018. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three months ended March 31, 2018 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended
	March 31
Per Diluted Share	2018	2017
EPS	$0.41	$0.39
FFO	$1.15	$1.09
AFFO	$1.04	$0.99

	Quarterly Growth	Sequential Growth
Same Property Results	1Q18 vs. 1Q17	1Q18 vs. 4Q17
Revenues	3.3%	0.3%
Expenses	2.1%	3.7%
Net Operating Income ("NOI")	4.0%	(1.5)%

Same Property Results	1Q18	1Q17	4Q17
Occupancy	95.4%	94.7%	95.7%

“We are pleased to report another quarter of strong performance, with same property growth and FFO per share slightly better than anticipated,” said Richard J. Campo, Camden’s Chairman and CEO. “We now expect 2018 same property NOI growth to be 2.7% at the midpoint of our guidance range, compared to our original outlook of 2.5%, primarily as a result of lower than expected operating expenses during the first quarter. Camden’s 2018 guidance for FFO per share is unchanged, as the slight improvement in our outlook for same property NOI is offset by revised assumptions regarding the timing of additional 2018 acquisitions and initial occupancy at one of our new development communities.”

The Company defines same property communities as communities owned and stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
During the quarter, construction was completed at Camden Shady Grove in Rockville, MD. Subsequent to
quarter-end, leasing began at Camden McGowen Station in Houston, TX and Camden North End I in Phoenix, AZ.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 5/1/2018
Camden NoMa II	Washington, DC	405	$107.6	78%
Camden Shady Grove	Rockville, MD	457	113.0	70%
Total		862	$220.6

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Budget	as of 5/1/2018
Camden McGowen Station	Houston, TX	315	$90.0	6%
Camden North End I	Phoenix, AZ	441	105.0	9%
Camden Washingtonian	Gaithersburg, MD	365	90.0
Camden Grandview II	Charlotte, NC	28	21.0
Camden RiNo	Denver, CO	233	75.0
Camden Downtown I	Houston, TX	271	132.0
Total		1,653	$513.0

Acquisition/Disposition Activity
During the quarter, the Company acquired Camden Pier District, a 358-home apartment community located in St. Petersburg, FL, for $126.9 million and Camden North Quarter, a 333-home apartment community located in Orlando, FL, for $81.4 million.

Subsequent to quarter-end, Camden acquired a 1.78-acre land parcel in Orlando, FL, for $11.4 million for the future development of approximately 360 wholly-owned apartment homes.

Share Repurchase
During the quarter, Camden repurchased 3,222 shares at an average price of $78.72 per share for $0.3 million. The Company currently has approximately $269.5 million remaining under its stock repurchase program.

Earnings Guidance
Camden updated its earnings guidance for 2018 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for second quarter 2018 as detailed below.

	2Q18	2018	2018 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.45 - $0.49	$1.68 - $1.88	$1.78	$1.78	$0.00
FFO	$1.16 - $1.20	$4.62 - $4.82	$4.72	$4.72	$0.00

	2018	2018 Midpoint
Same Property Growth	Range	Current	Prior	Change
Revenues	2.5% - 3.5%	3.0%	3.0%	0.0%
Expenses	3.0% - 4.0%	3.5%	4.0%	(0.5)%
NOI	1.7% - 3.7%	2.7%	2.5%	0.2%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2018 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, May 4, 2018 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 7582072
Webcast: http://services.choruscall.com/links/cpt180504.html
Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 158 properties containing 54,181 apartment homes across the United States. Upon completion of 6 properties currently under development, the Company’s portfolio will increase to 55,834 apartment homes in 164 properties. Camden was recently named by FORTUNE® Magazine for the eleventh consecutive year as one of the “100 Best Companies to Work For” in America, ranking #22.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended March 31,
	2018	2017
Total property revenues	$230,683	$219,521

Adjusted EBITDA	129,682	121,656

Net income attributable to common shareholders	39,395	34,861
Per share - basic	0.41	0.39
Per share - diluted	0.41	0.39

Funds from operations	111,367	100,355
Per share - diluted	1.15	1.09

Adjusted funds from operations	101,368	90,661
Per share - diluted	1.04	0.99

Dividends per share	0.77	0.75
Dividend payout ratio (FFO)	67.0%	68.8%

Interest expensed	20,374	22,956
Interest capitalized	3,693	4,449
Total interest incurred	24,067	27,405

Principal amortization	172	186

Net Debt to Annualized Adjusted EBITDA (a)	4.0x	4.6x
Interest expense coverage ratio	6.4x	5.3x
Total interest coverage ratio	5.4x	4.4x
Fixed charge expense coverage ratio	6.3x	5.3x
Total fixed charge coverage ratio	5.4x	4.4x
Unencumbered real estate assets (at cost) to unsecured debt ratio	4.8x	3.7x

Same property NOI increase (b)	4.0%	1.7%
(# of apartment homes included)	41,968	41,988

Gross turnover of apartment homes (annualized)	49%	50%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	39%	40%

	As of March 31,
	2018	2017
Total assets	$6,128,375	$5,935,346
Total debt	$2,204,940	$2,450,295
Common and common equivalent shares, outstanding end of period (c)	97,144	92,067
Share price, end of period	$84.18	$80.46
Book equity value, end of period (d)	$3,538,583	$3,147,303
Market equity value, end of period (e)	$8,177,582	$7,407,710

(a) Net Debt is the average Notes Payable less the average Cash balance and Short Term Investments over the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale.

(c) Includes at March 31, 2018: 95,260 common shares (including 30 common share equivalents related to share awards & options), plus 1,884 common share equivalents upon the assumed conversion of non-controlling units.

(d) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(e) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2018	2017
OPERATING DATA
Property revenues
Rental revenues (a)	$203,505	$188,102
Other property revenues (a)	27,178	31,419
Total property revenues	230,683	219,521

Property expenses
Property operating and maintenance	53,916	51,548
Real estate taxes	30,049	27,920
Total property expenses	83,965	79,468

Non-property income
Fee and asset management	1,998	1,748
Interest and other income	793	634
Income/(loss) on deferred compensation plans	(205)	4,617
Total non-property income	2,586	6,999

Other expenses
Property management	6,639	7,027
Fee and asset management	965	884
General and administrative	12,223	12,868
Interest	20,374	22,956
Depreciation and amortization	70,224	63,734
Expense/(benefit) on deferred compensation plans	(205)	4,617
Total other expenses	110,220	112,086

Loss on early retirement of debt	—	(323)
Equity in income of joint ventures	1,829	1,817
Income from continuing operations before income taxes	40,913	36,460
Income tax expense	(388)	(471)
Net income	40,525	35,989
Less income allocated to non-controlling interests from continuing operations	(1,130)	(1,128)
Net income attributable to common shareholders	$39,395	$34,861

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$40,525	$35,989
Other comprehensive income
Unrealized gain on cash flow hedging activities	3,601	—
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	35	34
Comprehensive income	44,161	36,023
Less income allocated to non-controlling interests from continuing operations	(1,130)	(1,128)
Comprehensive income attributable to common shareholders	$43,031	$34,895

PER SHARE DATA

Total earnings per common share - basic	$0.41	$0.39
Total earnings per common share - diluted	0.41	0.39

Weighted average number of common shares outstanding:
Basic	95,067	89,925
Diluted	96,046	90,949

(a) Upon our adoption of the new revenue standard ASU 2014-09 effective January 1, 2018, we are now presenting certain revenue items historically included as a component of other property revenues as rental revenues due to the nature and timing of revenue recognition for these items being more closely aligned to a lease.  This new presentation has been applied prospectively as this reclassification will not have an impact upon total property revenues.  Approximately $5.6 million of rental revenue is related to this presentation for the three months ended March 31, 2018.  Had ASU 2014-09 been effective as of January 1, 2017, we would have reclassified approximately $5.3 million from other property revenues to rental revenue for the three months ended March 31, 2017.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended March 31,
	2018	2017
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$39,395	$34,861
Real estate depreciation and amortization	68,595	62,153
Adjustments for unconsolidated joint ventures	2,247	2,213
Income allocated to non-controlling interests	1,130	1,128
Funds from operations	$111,367	$100,355

Less: recurring capitalized expenditures (a)	(9,999)	(9,694)

Adjusted funds from operations - diluted	$101,368	$90,661

PER SHARE DATA
Funds from operations - diluted	$1.15	$1.09
Adjusted funds from operations - diluted	1.04	0.99
Distributions declared per common share	0.77	0.75

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	97,124	92,029

PROPERTY DATA
Total operating properties (end of period) (b)	158	153
Total operating apartment homes in operating properties (end of period) (b)	54,181	53,116
Total operating apartment homes (weighted average)	46,353	45,710

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
ASSETS
Real estate assets, at cost
Land	$1,053,578	$1,021,031	$1,016,097	$1,008,459	$984,523
Buildings and improvements	6,494,229	6,269,481	6,269,561	6,199,435	6,071,203
	7,547,807	7,290,512	7,285,658	7,207,894	7,055,726
Accumulated depreciation	(2,185,452)	(2,118,839)	(2,080,989)	(2,016,259)	(1,952,809)
Net operating real estate assets	5,362,355	5,171,673	5,204,669	5,191,635	5,102,917
Properties under development, including land	399,903	377,231	363,481	373,294	377,107
Investments in joint ventures	26,863	27,237	28,420	29,665	30,062
Total real estate assets	5,789,121	5,576,141	5,596,570	5,594,594	5,510,086
Accounts receivable – affiliates	23,397	24,038	23,620	23,592	23,634
Other assets, net (a)	199,420	195,764	189,253	155,784	147,922
Cash and cash equivalents	101,401	368,492	350,274	16,318	245,529
Restricted cash	15,036	9,313	9,178	8,312	8,175
Total assets	$6,128,375	$6,173,748	$6,168,895	$5,798,600	$5,935,346

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,339,142	$1,338,628	$1,338,117	$1,437,608	$1,583,819
Secured	865,798	865,970	866,134	866,292	866,476
Accounts payable and accrued expenses	123,706	128,313	127,557	116,754	120,086
Accrued real estate taxes	29,061	51,383	70,027	48,559	24,682
Distributions payable	75,083	72,943	72,962	69,347	69,326
Other liabilities (b)	157,002	154,567	154,506	134,851	123,654
Total liabilities	2,589,792	2,611,804	2,629,303	2,673,411	2,788,043

Commitments and contingencies
Non-qualified deferred compensation share awards	76,174	77,230	73,015	84,050	75,704

Equity
Common shares of beneficial interest	1,026	1,028	1,028	978	978
Additional paid-in capital	4,132,056	4,137,161	4,134,206	3,678,660	3,675,737
Distributions in excess of net income attributable to common shareholders	(396,596)	(368,703)	(383,584)	(351,910)	(317,642)
Treasury shares, at cost	(356,687)	(364,066)	(364,736)	(364,785)	(365,923)
Accumulated other comprehensive loss (c)	3,579	(57)	(7)	(1,795)	(1,829)
Total common equity	3,383,378	3,405,363	3,386,907	2,961,148	2,991,321
Non-controlling interests	79,031	79,351	79,670	79,991	80,278
Total equity	3,462,409	3,484,714	3,466,577	3,041,139	3,071,599
Total liabilities and equity	$6,128,375	$6,173,748	$6,168,895	$5,798,600	$5,935,346

(a) Includes:
net deferred charges of:	$929	$1,125	$1,312	$1,487	$1,683
net fair value adjustment of derivative instruments:	$5,291	$1,690	$1,754	$—	$—

(b) Includes deferred revenues of:	$536	$426	$1,463	$513	$1,455

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2018 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property" (a)	Completed in Lease-up	Under Construction	Total	Operating	Grand Total
D.C. Metro (b)	4,655	699	862	365	6,581	281	6,862
Houston, TX	5,912	—	—	586	6,498	2,522	9,020
Atlanta, GA	4,012	250	—	—	4,262	234	4,496
Los Angeles/Orange County, CA	2,068	590	—	—	2,658	—	2,658
SE Florida	1,956	825	—	—	2,781	—	2,781
Dallas, TX	3,993	423	—	—	4,416	1,250	5,666
Denver, CO	2,365	267	—	233	2,865	—	2,865
Charlotte, NC	2,487	323	—	28	2,838	266	3,104
Phoenix, AZ	2,929	—	—	441	3,370	—	3,370
Orlando, FL	2,662	333	—	—	2,995	300	3,295
Raleigh, NC	2,704	—	—	—	2,704	350	3,054
Tampa, FL	1,928	358	—	—	2,286	450	2,736
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	1,665
Austin, TX	2,000	—	—	—	2,000	1,360	3,360
Corpus Christi, TX	632	—	—	—	632	270	902
Total Portfolio	41,968	4,068	862	1,653	48,551	7,283	55,834

(a) Includes redevelopment properties.

(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (e)

	"Same Property" Communities	Operating Communities (c)	Incl. JVs at Pro Rata % (d)	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
D.C. Metro	13.4%	15.5%	15.2%	95.1%	94.8%	95.9%	96.0%	95.6%
Houston, TX	11.8%	10.3%	11.1%	95.5%	96.8%	94.9%	93.3%	92.6%
Atlanta, GA	9.7%	8.9%	8.7%	95.4%	95.7%	96.2%	95.8%	95.5%
Los Angeles/Orange County, CA	7.5%	8.6%	8.3%	95.1%	94.8%	95.7%	95.1%	95.5%
SE Florida	6.2%	8.0%	7.7%	96.5%	96.0%	96.3%	95.9%	95.5%
Dallas, TX	7.3%	7.1%	7.5%	94.8%	95.3%	95.9%	95.8%	95.4%
Denver, CO	6.8%	6.5%	6.2%	94.5%	95.1%	95.9%	95.9%	95.3%
Charlotte, NC	5.7%	6.0%	6.0%	94.6%	95.6%	96.5%	95.9%	95.0%
Phoenix, AZ	6.8%	6.0%	5.7%	96.0%	95.7%	95.7%	94.0%	95.0%
Orlando, FL	5.7%	5.3%	5.3%	97.1%	97.1%	97.0%	96.6%	95.3%
Raleigh, NC	5.2%	4.6%	4.6%	94.6%	94.6%	95.5%	95.0%	93.2%
Tampa, FL	4.1%	4.5%	4.6%	95.9%	96.1%	96.2%	95.8%	94.9%
San Diego/Inland Empire, CA	5.1%	4.5%	4.4%	94.7%	95.5%	96.6%	95.5%	94.1%
Austin, TX	3.8%	3.4%	3.8%	95.6%	95.5%	96.2%	95.8%	95.6%
Corpus Christi, TX	0.9%	0.8%	0.9%	91.3%	93.3%	92.9%	92.2%	91.1%
Total Portfolio	100.0%	100.0%	100.0%	95.3%	95.6%	95.8%	95.2%	94.7%

(c) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(e) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended March 31,
Property Revenues	Homes	2018	2017	Change
"Same Property" Communities (a)	41,968	$201,475	$195,044	$6,431
Non-"Same Property" Communities (b)	4,068	23,553	18,031	5,522
Development and Lease-Up Communities (c)	2,515	3,488	100	3,388
Disposition/Other (d)	—	2,167	6,346	(4,179)
Total Property Revenues	48,551	$230,683	$219,521	$11,162

Property Expenses
"Same Property" Communities (a)	41,968	$72,871	$71,363	$1,508
Non-"Same Property" Communities (b)	4,068	8,888	6,607	2,281
Development and Lease-Up Communities (c)	2,515	1,440	58	1,382
Disposition/Other (d)	—	766	1,440	(674)
Total Property Expenses	48,551	$83,965	$79,468	$4,497

Property Net Operating Income
"Same Property" Communities (a)	41,968	$128,604	$123,681	$4,923
Non-"Same Property" Communities (b)	4,068	14,665	11,424	3,241
Development and Lease-Up Communities (c)	2,515	2,048	42	2,006
Disposition/Other (d)	—	1,401	4,906	(3,505)
Total Property Net Operating Income	48,551	$146,718	$140,053	$6,665

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2017, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2017, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities and expenses related to land holdings not under active development.

CAMDEN	"SAME PROPERTY"
FIRST QUARTER COMPARISONS
March 31, 2018
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	1Q18	1Q17	Growth	1Q18	1Q17	Growth	1Q18	1Q17	Growth
D.C. Metro	4,655	$25,977	$25,566	1.6%	$8,758	$8,189	6.9%	$17,219	$17,377	(0.9)%
Houston, TX	5,912	26,849	26,345	1.9%	11,734	12,213	(3.9)%	15,115	14,132	7.0%
Atlanta, GA	4,012	19,464	18,575	4.8%	7,032	6,980	0.7%	12,432	11,595	7.2%
Los Angeles/Orange County, CA	2,068	13,581	13,040	4.1%	4,003	3,929	1.9%	9,578	9,111	5.1%
Dallas, TX	3,993	16,882	16,495	2.3%	7,528	7,095	6.1%	9,354	9,400	(0.5)%
Denver, CO	2,365	12,086	11,650	3.7%	3,370	3,391	(0.6)%	8,716	8,259	5.5%
Phoenix, AZ	2,929	12,970	12,407	4.5%	4,256	4,160	2.3%	8,714	8,247	5.7%
SE Florida	1,956	12,023	11,762	2.2%	3,996	3,990	0.2%	8,027	7,772	3.3%
Orlando, FL	2,662	11,621	10,947	6.2%	4,232	3,996	5.9%	7,389	6,951	6.3%
Charlotte, NC	2,487	10,676	10,462	2.0%	3,302	3,178	3.9%	7,374	7,284	1.2%
Raleigh, NC	2,704	10,062	9,562	5.2%	3,337	3,172	5.2%	6,725	6,390	5.2%
San Diego/Inland Empire, CA	1,665	10,057	9,556	5.2%	3,447	3,398	1.4%	6,610	6,158	7.3%
Tampa, FL	1,928	8,421	8,004	5.2%	3,192	3,039	5.0%	5,229	4,965	5.3%
Austin, TX	2,000	8,779	8,642	1.6%	3,848	3,764	2.2%	4,931	4,878	1.1%
Corpus Christi, TX	632	2,027	2,031	(0.2)%	836	869	(3.8)%	1,191	1,162	2.5%

Total Same Property	41,968	$201,475	$195,044	3.3%	$72,871	$71,363	2.1%	$128,604	$123,681	4.0%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	1Q18	1Q17	Growth	1Q18	1Q17	Growth	1Q18	1Q17	Growth
D.C. Metro	13.4%	95.2%	95.8%	(0.6)%	$1,708	$1,667	2.5%	$1,954	$1,911	2.2%
Houston, TX	11.8%	95.8%	92.3%	3.5%	1,386	1,416	(2.1)%	1,585	1,612	(1.6)%
Atlanta, GA	9.7%	95.6%	95.6%	0.0%	1,458	1,402	4.0%	1,691	1,613	4.8%
Los Angeles/Orange County, CA	7.5%	95.6%	95.4%	0.2%	2,089	2,018	3.5%	2,289	2,203	3.9%
Dallas, TX	7.3%	94.7%	95.6%	(0.9)%	1,259	1,228	2.5%	1,487	1,440	3.2%
Denver, CO	6.8%	94.5%	95.3%	(0.8)%	1,561	1,489	4.8%	1,802	1,724	4.5%
Phoenix, AZ	6.8%	96.0%	95.0%	1.0%	1,284	1,238	3.7%	1,537	1,497	2.7%
SE Florida	6.2%	97.1%	95.2%	1.9%	1,825	1,823	0.1%	2,110	2,105	0.3%
Orlando, FL	5.7%	97.1%	95.4%	1.7%	1,277	1,217	4.9%	1,500	1,437	4.5%
Charlotte, NC	5.7%	94.6%	95.0%	(0.4)%	1,284	1,263	1.7%	1,511	1,475	2.4%
Raleigh, NC	5.2%	94.5%	93.0%	1.5%	1,079	1,035	4.3%	1,313	1,267	3.7%
San Diego/Inland Empire, CA	5.1%	94.7%	94.1%	0.6%	1,885	1,804	4.5%	2,126	2,032	4.6%
Tampa, FL	4.1%	95.9%	94.7%	1.2%	1,252	1,205	3.9%	1,518	1,461	4.0%
Austin, TX	3.8%	95.8%	95.7%	0.1%	1,276	1,265	0.9%	1,528	1,505	1.5%
Corpus Christi, TX	0.9%	90.5%	90.2%	0.3%	961	971	(1.0)%	1,180	1,186	(0.5)%

Total Same Property	100.0%	95.4%	94.7%	0.7%	$1,444	$1,411	2.3%	$1,677	$1,636	2.5%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
March 31, 2018
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	1Q18	4Q17	Growth	1Q18	4Q17	Growth	1Q18	4Q17	Growth
D.C. Metro	4,655	$25,977	$25,869	0.4%	$8,758	$8,496	3.1%	$17,219	$17,373	(0.9)%
Houston, TX	5,912	26,849	27,049	(0.7)%	11,734	10,313	13.8%	15,115	16,736	(9.7)%
Atlanta, GA	4,012	19,464	19,269	1.0%	7,032	6,980	0.7%	12,432	12,289	1.2%
Los Angeles/Orange County, CA	2,068	13,581	13,526	0.4%	4,003	4,120	(2.8)%	9,578	9,406	1.8%
Dallas, TX	3,993	16,882	16,963	(0.5)%	7,528	7,257	3.7%	9,354	9,706	(3.6)%
Denver, CO	2,365	12,086	12,024	0.5%	3,370	3,472	(2.9)%	8,716	8,552	1.9%
Phoenix, AZ	2,929	12,970	12,870	0.8%	4,256	4,043	5.3%	8,714	8,827	(1.3)%
SE Florida	1,956	12,023	11,861	1.4%	3,996	3,932	1.6%	8,027	7,929	1.2%
Orlando, FL	2,662	11,621	11,451	1.5%	4,232	4,204	0.7%	7,389	7,247	2.0%
Charlotte, NC	2,487	10,676	10,680	0.0%	3,302	3,126	5.6%	7,374	7,554	(2.4)%
Raleigh, NC	2,704	10,062	9,995	0.7%	3,337	3,183	4.8%	6,725	6,812	(1.3)%
San Diego/Inland Empire, CA	1,665	10,057	10,017	0.4%	3,447	3,420	0.8%	6,610	6,597	0.2%
Tampa, FL	1,928	8,421	8,417	0.0%	3,192	3,083	3.5%	5,229	5,334	(2.0)%
Austin, TX	2,000	8,779	8,721	0.7%	3,848	3,804	1.2%	4,931	4,917	0.3%
Corpus Christi, TX	632	2,027	2,094	(3.2)%	836	839	(0.4)%	1,191	1,255	(5.1)%

Total Same Property	41,968	$201,475	$200,806	0.3%	$72,871	$70,272	3.7%	$128,604	$130,534	(1.5)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	1Q18	4Q17	Growth	1Q18	4Q17	Growth	1Q18	4Q17	Growth
D.C. Metro	13.4%	95.2%	94.8%	0.4%	$1,708	$1,708	0.0%	$1,954	$1,954	0.0%
Houston, TX	11.8%	95.8%	97.3%	(1.5)%	1,386	1,381	0.4%	1,585	1,571	0.8%
Atlanta, GA	9.7%	95.6%	95.8%	(0.2)%	1,458	1,450	0.6%	1,691	1,672	1.2%
Los Angeles/Orange County, CA	7.5%	95.6%	95.4%	0.2%	2,089	2,083	0.3%	2,289	2,285	0.2%
Dallas, TX	7.3%	94.7%	95.5%	(0.8)%	1,259	1,258	0.1%	1,487	1,482	0.3%
Denver, CO	6.8%	94.5%	95.1%	(0.6)%	1,561	1,550	0.7%	1,802	1,782	1.1%
Phoenix, AZ	6.8%	96.0%	95.7%	0.3%	1,284	1,272	0.9%	1,537	1,542	(0.3)%
SE Florida	6.2%	97.1%	96.2%	0.9%	1,825	1,822	0.2%	2,110	2,101	0.5%
Orlando, FL	5.7%	97.1%	97.2%	(0.1)%	1,277	1,262	1.2%	1,500	1,475	1.6%
Charlotte, NC	5.7%	94.6%	95.4%	(0.8)%	1,284	1,285	(0.1)%	1,511	1,500	0.8%
Raleigh, NC	5.2%	94.5%	94.5%	0.0%	1,079	1,078	0.1%	1,313	1,304	0.7%
San Diego/Inland Empire, CA	5.1%	94.7%	95.5%	(0.8)%	1,885	1,873	0.6%	2,126	2,099	1.2%
Tampa, FL	4.1%	95.9%	96.3%	(0.4)%	1,252	1,244	0.6%	1,518	1,512	0.4%
Austin, TX	3.8%	95.8%	95.3%	0.5%	1,276	1,276	0.0%	1,528	1,525	0.2%
Corpus Christi, TX	0.9%	90.5%	92.8%	(2.3)%	961	966	(0.5)%	1,180	1,190	(0.9)%

Total Same Property	100.0%	95.4%	95.7%	(0.3)%	$1,444	$1,438	0.4%	$1,677	$1,667	0.6%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
March 31, 2018
(In thousands)

(Unaudited)

					% of Actual
					1Q18 Operating
Quarterly Comparison (a)	1Q18	1Q17	$ Change	% Change	Expenses

Property taxes	$25,866	$25,176	$690	2.7%	35.5%
Salaries and Benefits for On-site Employees	15,375	14,478	897	6.2%	21.1%
Utilities	16,313	15,797	516	3.3%	22.4%
Repairs and Maintenance	8,745	9,598	(853)	(8.9)%	12.0%
Property Insurance	1,998	2,120	(122)	(5.8)%	2.7%
General and Administrative	2,839	2,551	288	11.3%	3.9%
Marketing and Leasing	1,100	1,076	24	2.2%	1.5%
Other	635	567	68	12.0%	0.9%

Total Same Property	$72,871	$71,363	$1,508	2.1%	100.0%

					% of Actual
					1Q18 Operating
Sequential Comparison (a)	1Q18	4Q17	$ Change	% Change	Expenses

Property taxes	$25,866	$23,628	$2,238	9.5%	35.5%
Salaries and Benefits for On-site Employees	15,375	14,646	729	5.0%	21.1%
Utilities	16,313	16,347	(34)	(0.2)%	22.4%
Repairs and Maintenance	8,745	8,877	(132)	(1.5)%	12.0%
Property Insurance	1,998	2,423	(425)	(17.5)%	2.7%
General and Administrative	2,839	2,547	292	11.5%	3.9%
Marketing and Leasing	1,100	1,205	(105)	(8.7)%	1.5%
Other	635	599	36	6.0%	0.9%

Total Same Property	$72,871	$70,272	$2,599	3.7%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended March 31,
OPERATING DATA (a)	2018	2017
Property Revenues
Rental revenues	$8,598	$8,174
Other property revenues	1,135	1,211
Total property revenues	9,733	9,385

Property expenses
Property operating and maintenance	2,369	2,895
Real estate taxes	1,621	977
	3,990	3,872

Net Operating Income	5,743	5,513

Other expenses
Interest	1,583	1,437
Depreciation and amortization	2,235	2,197
Other (including debt prepayment penalties)	96	62
Total other expenses	3,914	3,696

Equity in income of joint ventures	$1,829	$1,817

	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
BALANCE SHEET DATA(b)
Land	$109,912	$109,912	$109,912	$109,912	$109,912
Building & Improvements	751,636	750,164	746,460	744,446	741,621
	861,548	860,076	856,372	854,358	851,533
Accumulated Depreciation	(179,847)	(172,554)	(165,285)	(158,214)	(151,073)
Net operating real estate assets	681,701	687,522	691,087	696,144	700,460
Properties under development and land	1,265	1,265	1,265	1,265	1,265
Cash and other assets, net	20,015	27,097	27,089	22,918	15,607
Total assets	$702,981	$715,884	$719,441	$720,327	$717,332

Notes payable	$513,377	$514,457	$515,592	$517,387	$519,189
Other liabilities	16,409	26,928	25,873	20,916	14,781
Total liabilities	529,786	541,385	541,465	538,303	533,970

Member's equity	173,195	174,499	177,976	182,024	183,362
Total liabilities and members' equity	$702,981	$715,884	$719,441	$720,327	$717,332

Company's equity investment	$26,863	$27,237	$28,420	$29,665	$30,062

Company's pro-rata share of debt	$160,687	$161,025	$161,380	$161,942	$162,506

PROPERTY DATA (end of period)
Total operating properties	22	22	22	22	22
Total operating apartment homes	7,283	7,283	7,283	7,283	7,283
Pro-rata share of operating apartment homes	2,280	2,280	2,280	2,280	2,280

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF MARCH 31, 2018 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 5/1/2018
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1	Camden NoMa II	405	$107.6			1Q15	1Q17	2Q17	2Q19	78%	75%
	Washington, DC
2	Camden Shady Grove	457	113.0			2Q15	1Q17	1Q18	3Q19	70%	66%
	Rockville, MD

Total Completed Communities in Lease-Up		862	$220.6							74%	70%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 5/1/2018
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden McGowen Station	315	$90.0	$78.4	$65.4	4Q14	2Q18	3Q18	4Q19	6%	2%
	Houston, TX
2.	Camden North End I	441	105.0	65.7	65.6	4Q16	2Q18	2Q19	2Q20	9%	3%
	Phoenix, AZ
3.	Camden Washingtonian	365	90.0	75.0	75.0	3Q16	2Q18	1Q19	4Q19
	Gaithersburg, MD
4.	Camden Grandview II	28	21.0	13.7	13.7	2Q17	4Q18	4Q18	2Q19
	Charlotte, NC
5.	Camden RiNo	233	75.0	28.2	28.2	3Q17	4Q19	2Q20	4Q20
	Denver, CO
6.	Camden Downtown I	271	132.0	23.3	23.3	4Q17	1Q20	3Q20	1Q21
	Houston, TX

Total Development Communities		1,653	$513.0	$284.3	$271.2					8%	3%

Additional Development Pipeline & Land (a)					128.7

Total Properties Under Development and Land (per Balance Sheet)					$399.9

NOI Contribution from Development Communities ($ in millions)								Cost to Date	1Q18 NOI
Completed Communities in Lease-Up								$220.6	$2.0
Development Communities in Lease-Up								144.1	0.0
Total Development Communities NOI Contribution								$364.7	$2.0

(a) Please refer to the Development Pipeline & Land Summary on page 17.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF MARCH 31, 2018 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Buckhead	375	$104.0	$18.4
	Atlanta, GA
2.	Camden Atlantic	269	90.0	15.8
	Plantation, FL
3.	Camden Arts District	354	150.0	19.9
	Los Angeles, CA
4.	Camden Hillcrest	125	75.0	25.0
	San Diego, CA
5.	Camden North End II	326	73.0	12.7
	Phoenix, AZ
6.	Camden Paces III	350	100.0	14.0
	Atlanta, GA
7.	Camden Downtown II	271	145.0	10.3
	Houston, TX

Development Pipeline		2,070	$737.0	$116.1

LAND HOLDINGS/OTHER		Acreage (b)		Cost to Date

	Phoenix, AZ	14.0		$11.1
	Charlotte, NC	0.2		1.5

Land Holdings/Other		14.2		$12.6

Total Development Pipeline and Land				$128.7

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

(b) Acreage represented is Gross Acreage of the land.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF MARCH 31, 2018 ($ in millions)

			Homes								Estimated
		Total	Redeveloped	Budget			Cost to Date				Dates for
	COMMUNITIES	Homes	To Date	Interior	Exterior	Total	Interior	Exterior	Total	Start	Completion
1.	Camden Brickell	405	72	$12.4	$7.8	$20.2	$1.3	$0.7	$2.0	1Q18	1Q20
	Miami, FL
2.	Camden Las Olas	420	74	13.0	5.9	18.9	1.7	0.7	2.4	1Q18	1Q20
	Ft. Lauderdale, FL
3.	Camden Potomac Yard	378	44	9.7	2.6	12.3	0.7	0.4	1.1	1Q18	3Q20
	Arlington, VA

	Total	1,203	190	$35.1	$16.3	$51.4	$3.7	$1.8	$5.5

Redevelopments are communities with capital expenditures that improve a community's cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.

Note: This table contains forward-looking statements.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2018 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

				Apartment	Weighted Average
Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Pier District	St. Petersburg, FL	$126.9	358 Homes	$2,390	2016	1/11/2018
2.	Camden North Quarter	Orlando, FL	81.4	333 Homes	1,610	2016	2/15/2018

Total/Average Acquisitions			$208.3	691 Homes	$2,033

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF MARCH 31, 2018:

	Future Scheduled Repayments
Year (a)	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2018	($935)	$175,000	$—	$174,065	7.9%	2.2%
2019	(1,075)	644,107	—	643,032	29.2%	5.4%
2020	(1,218)	—	—	(1,218)	(0.1)%	N/A
2021	(907)	—	250,000	249,093	11.3%	4.8%
2022	(696)	—	350,000	349,304	15.8%	3.2%
Thereafter	40,664	—	750,000	790,664	35.9%	4.4%
Total Maturing Debt	$35,833	$819,107	$1,350,000	$2,204,940	100.0%	4.3%

Unsecured Line of Credit	$—	$—	$—	$—	—%	N/A
Other Short Term Borrowing	—	—	—	—	—%	N/A
Total Debt	$35,833	$819,107	$1,350,000	$2,204,940	100.0%	4.3%

Weighted Average Maturity of Debt		4.0 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$175,000	7.9%	2.2%	0.5 Years
Fixed rate debt	2,029,940	92.1%	4.5%	4.3 Years
Total	$2,204,940	100.0%	4.3%	4.0 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,339,142	60.7%	4.1%	5.1 Years
Secured debt	865,798	39.3%	4.7%	2.5 Years
Total	$2,204,940	100.0%	4.3%	4.0 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$690,798	79.8%	5.3%	3.0 Years
Conventional variable-rate mortgage debt	175,000	20.2%	2.2%	0.5 Years
Total	$865,798	100.0%	4.7%	2.5 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	1Q18 NOI	% of Total
Unencumbered real estate assets	36,844	75.9%	$6,406,303	80.6%	$112,540	76.7%
Encumbered real estate assets	11,707	24.1%	1,541,407	19.4%	34,178	23.3%
Total	48,551	100.0%	$7,947,710	100.0%	$146,718	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				4.8x

(a) Includes all available extension options.

(b) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2018 AND 2019:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Unsecured Maturities	Total
2Q 2018	($348)	$—	$—	($348)	N/A
3Q 2018	(321)	—	—	(321)	N/A
4Q 2018	(266)	175,000	—	174,734	2.2%
2018	($935)	$175,000	$—	$174,065	2.2%

1Q 2019	($262)	$—	$—	($262)	N/A
2Q 2019	(189)	439,107	—	438,918	5.2%
3Q 2019	(312)	—	—	(312)	N/A
4Q 2019	(312)	205,000	—	204,688	5.8%
2019	($1,075)	$644,107	$—	$643,032	5.4%

(a) Includes all available extension options.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	22%	Yes

Secured Debt to Gross Asset Value	<	40%	8%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	504%	Yes

Unsecured Debt to Gross Asset Value	<	60%	18%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	27%	Yes

Total Secured Debt to Total Asset Value	<	40%	11%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	500%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	523%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF MARCH 31, 2018:

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (a)	Amortization	Secured Maturities	Total	% of Total
2018	$204	$—	$204	0.1%	N/A
2019	177	7,383	7,560	4.7%	4.2%
2020	(15)	—	(15)	—%	N/A
2021	(135)	5,160	5,025	3.1%	4.8%
2022	(151)	5,008	4,857	3.0%	3.3%
Thereafter	(716)	143,138	142,422	88.7%	3.9%
Total Maturing Debt	($636)	$160,689	$160,053	99.6%	3.9%

Unsecured lines of credit (b)	$—	$634	$634	0.4%	5.0%
Total Debt	($636)	$161,323	$160,687	100.0%	3.9%

Weighted Average Maturity of Debt		8.3 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$57,377	35.7%	3.7%	7.9 Years
Fixed rate debt		103,310	64.3%	4.1%	8.5 Years
Total		$160,687	100.0%	3.9%	8.3 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$103,310	64.3%	4.1%	8.5 Years
Conventional variable-rate mortgage debt		56,743	35.3%	3.7%	8.0 Years
Unsecured lines of credit		634	0.4%	5.0%	0.9 Years
Total		$160,687	100.0%	3.9%	8.3 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,283	$861,548
Land		0	1,265
Total		7,283	$862,813

(a) Includes all available extension options.

(b) As of March 31, 2018 these borrowings were drawn under the lines of credit with $7.0 million in total capacity. Camden has a 31.3% ownership interest in the borrowing entity.

(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2018 AND 2019:

	Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Total
2Q 2018	$67	$—	$67	N/A
3Q 2018	67	—	67	N/A
4Q 2018	70	—	70	N/A
2018	$204	$—	$204	N/A

1Q 2019	$73	$634	$707	5.0%
2Q 2019	66	3,654	3,720	4.4%
3Q 2019	35	—	35	N/A
4Q 2019	3	3,729	3,732	4.0%
2019	$177	$8,017	$8,194	4.3%

(a) Includes all available extension options.

(b) 1Q 2019 maturities includes unsecured lines of credit with $634 (Camden's pro-rata share) outstanding as of March 31, 2018. The lines of credit have $7.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	First Quarter 2018
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.4	years	$1,987	$43	$397	$9
Appliances	9.4	years	543	12	200	4
Painting	—		—	—	1,281	28
Cabinetry/Countertops	10.0	years	111	2	—	—
Other	9.3	years	848	18	594	13
Exteriors
Painting	5.0	years	33	1	—	—
Carpentry	10.0	years	105	2	—	—
Landscaping	6.7	years	285	6	2,657	57
Roofing	19.5	years	1,695	37	90	2
Site Drainage	10.0	years	54	1	—	—
Fencing/Stair	10.0	years	143	3	—	—
Other (b)	7.9	years	1,463	32	3,052	66
Common Areas
Mech., Elec., Plumbing	9.4	years	1,915	41	1,414	31
Parking/Paving	4.8	years	31	1	—	—
Pool/Exercise/Facility	7.5	years	786	17	341	7
Total Recurring (c)			$9,999	$216	$10,026	$217
Weighted Average Apartment Homes				46,353		46,353

Non-recurring capitalized expenditures (d)			$1,234

Revenue Enhancing Expenditures (e)	10.0	years	$9,515	$16,321
Revenue Enhanced Apartment Homes				583

(a) Weighted average useful life of capitalized expenses for the three months ended March 31, 2018.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2018 in addition to other, non-routine items.
(e) Represents capital expenditures for the three months ended March 31, 2018 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets. Redevelopment costs are not included in this table and can be found in the Redevelopment Summary on page 18.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with the sale of previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended March 31,
	2018	2017
Net income attributable to common shareholders	$39,395	$34,861
Real estate depreciation and amortization	68,595	62,153
Adjustments for unconsolidated joint ventures	2,247	2,213
Income allocated to non-controlling interests	1,130	1,128
Funds from operations	$111,367	$100,355

Less: recurring capitalized expenditures	(9,999)	(9,694)

Adjusted funds from operations	$101,368	$90,661

Weighted average number of common shares outstanding:
EPS diluted	96,046	90,949
FFO/AFFO diluted	97,124	92,029

Total earnings per common share - diluted	$0.41	$0.39
FFO per common share - diluted	$1.15	$1.09
AFFO per common share - diluted	$1.04	$0.99

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	2Q18	Range	2018	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.45	$0.49	$1.68	$1.88
Expected real estate depreciation and amortization	0.68	0.68	2.81	2.81
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.09	0.09
Expected income allocated to non-controlling interests	0.01	0.01	0.04	0.04
Expected FFO per share - diluted	$1.16	$1.20	$4.62	$4.82

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended March 31,
	2018	2017
Net income	$40,525	$35,989
Less: Fee and asset management income	(1,998)	(1,748)
Less: Interest and other income	(793)	(634)
Less: Income/(loss) on deferred compensation plans	205	(4,617)
Plus: Property management expense	6,639	7,027
Plus: Fee and asset management expense	965	884
Plus: General and administrative expense	12,223	12,868
Plus: Interest expense	20,374	22,956
Plus: Depreciation and amortization expense	70,224	63,734
Plus: Expense/(benefit) on deferred compensation plans	(205)	4,617
Plus: Loss on Early Retirement of Debt	—	323
Less: Equity in income of joint ventures	(1,829)	(1,817)
Plus: Income tax expense	388	471
Net Operating Income (NOI)	$146,718	$140,053

"Same Property" Communities	$128,604	$123,681
Non-"Same Property" Communities	14,665	11,424
Development and Lease-Up Communities	2,048	42
Dispositions/Other	1,401	4,906
Net Operating Income (NOI)	$146,718	$140,053

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended March 31,
	2018	2017
Net income attributable to common shareholders	$39,395	$34,861
Plus: Interest expense	20,374	22,956
Plus: Depreciation and amortization expense	70,224	63,734
Plus: Income allocated to non-controlling interests from continuing operations	1,130	1,128
Plus: Income tax expense	388	471
Plus: Loss on Early Retirement of Debt	—	323
Less: Equity in income of joint ventures	(1,829)	(1,817)
Adjusted EBITDA	$129,682	$121,656

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	BBB+	Stable

Estimated Future Dates:		Q2 '18	Q3 '18	Q4 '18	Q1 '19
Earnings Release & Conference Call		Early August	Late October	Early February	Early May

Dividend Information - Common Shares:	Q1 '18
Declaration Date	2/1/2018
Record Date	3/30/2018
Payment Date	4/17/2018
Distributions Per Share	$0.77

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2018

(Unaudited)							1Q18 Avg Monthly		1Q18 Avg Monthly
			Year Placed	Average	Apartment	1Q18 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	95%	$1,344	$1.17	$1,588	$1.38
Camden Copper Square	Phoenix	AZ	2000	786	332	95%	1,126	1.43	1,379	1.76
Camden Foothills	Scottsdale	AZ	2014	1,032	220	96%	1,573	1.52	1,873	1.82
Camden Hayden	Tempe	AZ	2015	1,043	234	95%	1,453	1.39	1,714	1.64
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	1,237	1.16	1,484	1.39
Camden Montierra	Scottsdale	AZ	1999	1,071	249	98%	1,309	1.22	1,561	1.46
Camden Pecos Ranch	Chandler	AZ	2001	924	272	95%	1,089	1.18	1,334	1.44
Camden San Marcos	Scottsdale	AZ	1995	984	320	97%	1,212	1.23	1,434	1.46
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	97%	1,224	1.18	1,478	1.42
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	96%	1,503	1.15	1,787	1.37
TOTAL ARIZONA	10	Properties		1,030	2,929	96%	1,284	1.25	1,537	1.49

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	2,035	2.02	2,233	2.21
Camden Glendale	Glendale	CA	2015	882	303	92%	2,120	2.40	2,261	2.56
Camden Harbor View	Long Beach	CA	2004	981	546	95%	2,581	2.63	2,738	2.79
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	95%	2,108	2.09	2,354	2.33
Camden Martinique	Costa Mesa	CA	1986	795	714	96%	1,742	2.19	1,967	2.47
Camden Sea Palms	Costa Mesa	CA	1990	891	138	95%	2,048	2.30	2,211	2.48
The Camden	Hollywood	CA	2016	768	287	94%	3,148	4.10	3,139	4.09
Total Los Angeles/Orange County	7	Properties		899	2,658	95%	2,207	2.45	2,376	2.64

Camden Landmark	Ontario	CA	2006	982	469	95%	1,595	1.62	1,770	1.80
Camden Old Creek	San Marcos	CA	2007	1,037	350	95%	2,078	2.00	2,326	2.24
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	1,911	1.99	2,182	2.27
Camden Tuscany	San Diego	CA	2003	896	160	96%	2,591	2.89	2,858	3.19
Camden Vineyards	Murrieta	CA	2002	1,053	264	94%	1,676	1.59	1,955	1.86
Total San Diego/Inland Empire	5	Properties		992	1,665	95%	1,885	1.90	2,126	2.14

TOTAL CALIFORNIA	12	Properties		935	4,323	95%	2,083	2.23	2,280	2.44

Camden Belleview Station	Denver	CO	2009	888	270	95%	1,428	1.61	1,648	1.86
Camden Caley	Englewood	CO	2000	925	218	95%	1,446	1.56	1,688	1.83
Camden Denver West	Golden	CO	1997	1,015	320	96%	1,677	1.65	1,916	1.89
Camden Flatirons	Denver	CO	2015	960	424	95%	1,563	1.63	1,823	1.90
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	92%	1,702	1.48	1,953	1.70
Camden Interlocken	Broomfield	CO	1999	1,010	340	95%	1,558	1.54	1,793	1.78
Camden Lakeway	Littleton	CO	1997	932	451	95%	1,508	1.62	1,743	1.87
Camden Lincoln Station	Lone Tree	CO	2017	844	267	95%	1,515	1.79	1,739	2.06
TOTAL COLORADO	8	Properties		971	2,632	95%	1,556	1.60	1,796	1.85

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	95%	1,661	1.56	1,951	1.84
Camden College Park	College Park	MD	2008	942	508	95%	1,547	1.64	1,786	1.90
Camden Dulles Station	Oak Hill	VA	2009	978	382	97%	1,690	1.73	1,928	1.97
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,784	1.69	2,042	1.93
Camden Fairfax Corner	Fairfax	VA	2006	934	489	96%	1,847	1.98	2,108	2.26
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,753	1.76	1,986	1.99
Camden Grand Parc	Washington	DC	2002	672	105	97%	2,471	3.68	2,786	4.15
Camden Lansdowne	Leesburg	VA	2002	1,006	690	94%	1,580	1.57	1,827	1.82
Camden Largo Towne Center	Largo	MD	2000/2007	1,027	245	92%	1,663	1.62	1,841	1.79
Camden Monument Place	Fairfax	VA	2007	856	368	97%	1,572	1.84	1,819	2.12
Camden Noma	Washington	DC	2014	770	321	95%	2,208	2.87	2,505	3.26
Camden Noma II (1)	Washington	DC	2017	759	405	Lease-Up	2,321	3.06	2,516	3.31
Camden Potomac Yard (2)	Arlington	VA	2008	835	378	94%	1,950	2.34	2,259	2.71
Camden Roosevelt	Washington	DC	2003	856	198	89%	2,694	3.15	3,015	3.52
Camden Russett	Laurel	MD	2000	992	426	95%	1,456	1.47	1,685	1.70
Camden Shady Grove (1)	Rockville	MD	2018	877	457	Lease-Up	1,748	1.99	1,857	2.12
Camden Silo Creek	Ashburn	VA	2004	975	284	96%	1,565	1.60	1,804	1.85
Camden South Capitol (3)	Washington	DC	2013	821	281	95%	2,224	2.71	2,543	3.10
TOTAL DC METRO	18	Properties		925	6,497	95%	1,810	1.96	2,050	2.22

Camden Aventura	Aventura	FL	1995	1,108	379	97%	1,928	1.74	2,267	2.05
Camden Boca Raton	Boca Raton	FL	2014	843	261	97%	1,931	2.29	2,188	2.60
Camden Brickell (2)	Miami	FL	2003	937	405	95%	2,074	2.21	2,265	2.42
Camden Doral	Miami	FL	1999	1,120	260	98%	1,883	1.68	2,126	1.90
Camden Doral Villas	Miami	FL	2000	1,253	232	98%	2,008	1.60	2,259	1.80
Camden Las Olas (2)	Ft. Lauderdale	FL	2004	1,043	420	95%	2,059	1.97	2,336	2.24
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,653	1.38	1,942	1.62
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	1,710	1.54	2,001	1.80
Total Southeast Florida	8	Properties		1,079	2,781	97%	1,897	1.76	2,166	2.01

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2018

(Unaudited)							1Q18 Avg Monthly		1Q18 Avg Monthly
			Year Placed	Average	Apartment	1Q18 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	98%	$1,359	$1.26	$1,584	$1.47
Camden Lago Vista	Orlando	FL	2005	955	366	97%	1,258	1.32	1,493	1.56
Camden LaVina	Orlando	FL	2012	970	420	97%	1,270	1.31	1,500	1.55
Camden Lee Vista	Orlando	FL	2000	937	492	97%	1,196	1.28	1,430	1.53
Camden North Quarter (4)	Orlando	FL	2016	806	333	Lease-Up	1,610	2.00	1,706	2.12
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,350	1.65	1,608	1.97
Camden Town Square	Orlando	FL	2012	983	438	98%	1,313	1.33	1,494	1.52
Camden Waterford Lakes (3)	Orlando	FL	2014	971	300	97%	1,377	1.42	1,625	1.67
Camden World Gateway	Orlando	FL	2000	979	408	97%	1,258	1.29	1,464	1.50
Total Orlando	9	Properties		946	3,295	97%	1,320	1.40	1,530	1.62

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,158	1.23	1,428	1.51
Camden Montague	Tampa	FL	2012	975	192	98%	1,313	1.35	1,562	1.60
Camden Pier District (4)	St. Petersburg	FL	2016	989	358	Lease-Up	2,390	2.42	2,604	2.63
Camden Preserve	Tampa	FL	1996	942	276	95%	1,378	1.46	1,613	1.71
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,174	1.15	1,454	1.43
Camden Visconti (3)	Tampa	FL	2007	1,125	450	96%	1,327	1.18	1,584	1.41
Camden Westchase Park	Tampa	FL	2012	992	348	96%	1,403	1.41	1,679	1.69
Total Tampa	7	Properties		997	2,736	96%	1,402	1.41	1,659	1.66

TOTAL FLORIDA	24	Properties		1,004	8,812	97%	1,528	1.52	1,771	1.76

Camden Brookwood	Atlanta	GA	2002	912	359	96%	1,340	1.46	1,591	1.74
Camden Buckhead Square	Atlanta	GA	2015	827	250	92%	1,566	1.89	1,607	1.94
Camden Creekstone	Atlanta	GA	2002	990	223	96%	1,308	1.32	1,441	1.46
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	1,413	1.19	1,658	1.40
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	1,308	1.30	1,546	1.54
Camden Fourth Ward	Atlanta	GA	2014	847	276	97%	1,656	1.96	1,892	2.23
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	96%	1,453	1.55	1,680	1.80
Camden Paces	Atlanta	GA	2015	1,407	379	95%	2,605	1.85	2,886	2.05
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	94%	1,268	1.23	1,572	1.53
Camden Phipps (3)	Atlanta	GA	1996	1,018	234	96%	1,515	1.49	1,666	1.64
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	97%	1,237	1.08	1,474	1.29
Camden St. Clair	Atlanta	GA	1997	999	336	95%	1,300	1.30	1,537	1.54
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	95%	1,041	1.03	1,285	1.27
Camden Vantage	Atlanta	GA	2010	901	592	96%	1,383	1.54	1,549	1.72
TOTAL GEORGIA	14	Properties		1,015	4,496	95%	1,467	1.45	1,685	1.66

Camden Ballantyne	Charlotte	NC	1998	1,048	400	94%	1,276	1.22	1,523	1.45
Camden Cotton Mills	Charlotte	NC	2002	905	180	94%	1,447	1.60	1,674	1.85
Camden Dilworth	Charlotte	NC	2006	857	145	96%	1,416	1.65	1,635	1.91
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	1,153	1.11	1,372	1.32
Camden Foxcroft	Charlotte	NC	1979	940	156	97%	1,041	1.11	1,274	1.36
Camden Foxcroft II	Charlotte	NC	1985	874	100	97%	1,146	1.31	1,343	1.54
Camden Gallery	Charlotte	NC	2017	743	323	95%	1,464	1.97	1,676	2.26
Camden Grandview	Charlotte	NC	2000	1,059	266	92%	1,645	1.55	1,856	1.75
Camden Sedgebrook	Charlotte	NC	1999	972	368	94%	1,096	1.13	1,350	1.39
Camden South End	Charlotte	NC	2003	882	299	95%	1,382	1.57	1,621	1.84
Camden Southline (3)	Charlotte	NC	2015	831	266	95%	1,493	1.80	1,725	2.08
Camden Stonecrest	Charlotte	NC	2001	1,098	306	94%	1,284	1.17	1,509	1.37
Camden Touchstone	Charlotte	NC	1986	899	132	98%	1,045	1.16	1,237	1.37
Total Charlotte	13	Properties		942	3,076	95%	1,321	1.40	1,548	1.64

Camden Asbury Village (3)	Raleigh	NC	2009	1,009	350	96%	1,161	1.15	1,359	1.35
Camden Crest	Raleigh	NC	2001	1,013	438	95%	1,021	1.01	1,250	1.23
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	94%	1,078	1.03	1,337	1.28
Camden Lake Pine	Apex	NC	1999	1,066	446	96%	1,124	1.05	1,359	1.28
Camden Manor Park	Raleigh	NC	2006	966	484	93%	1,074	1.11	1,300	1.35
Camden Overlook	Raleigh	NC	2001	1,060	320	95%	1,221	1.15	1,463	1.38
Camden Reunion Park	Apex	NC	2000/2004	972	420	94%	1,009	1.04	1,240	1.28
Camden Westwood	Morrisville	NC	1999	1,027	354	94%	1,057	1.03	1,285	1.25
Total Raleigh	8	Properties		1,016	3,054	95%	1,088	1.07	1,319	1.30

TOTAL NORTH CAROLINA	21	Properties		979	6,130	95%	1,205	1.23	1,434	1.46

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2018

(Unaudited)							1Q18 Avg Monthly		1Q18 Avg Monthly
			Year Placed	Average	Apartment	1Q18 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (3)	Austin	TX	2009	862	348	95%	$1,075	$1.25	$1,348	$1.56
Camden Amber Oaks II (3)	Austin	TX	2012	910	244	95%	1,137	1.25	1,427	1.57
Camden Brushy Creek (3)	Cedar Park	TX	2008	882	272	96%	1,144	1.30	1,278	1.45
Camden Cedar Hills	Austin	TX	2008	911	208	97%	1,253	1.37	1,502	1.65
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,375	1.44	1,636	1.71
Camden Huntingdon	Austin	TX	1995	903	398	95%	1,130	1.25	1,386	1.53
Camden La Frontera	Austin	TX	2015	901	300	94%	1,216	1.35	1,473	1.63
Camden Lamar Heights	Austin	TX	2015	838	314	95%	1,462	1.74	1,706	2.04
Camden Shadow Brook (3)	Austin	TX	2009	909	496	95%	1,135	1.25	1,305	1.44
Camden Stoneleigh	Austin	TX	2001	908	390	97%	1,233	1.36	1,477	1.63
Total Austin	10	Properties		899	3,360	96%	1,213	1.35	1,449	1.61

Camden Breakers	Corpus Christi	TX	1996	868	288	92%	1,096	1.26	1,356	1.56
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	90%	847	1.09	1,032	1.33
Camden South Bay (3)	Corpus Christi	TX	2007	1,055	270	93%	1,208	1.15	1,379	1.31
Total Corpus Christi	3	Properties		888	902	91%	1,035	1.16	1,241	1.40

Camden Addison	Addison	TX	1996	942	456	93%	1,206	1.28	1,423	1.51
Camden Belmont	Dallas	TX	2010/2012	945	477	95%	1,431	1.51	1,667	1.76
Camden Buckingham	Richardson	TX	1997	919	464	94%	1,203	1.31	1,463	1.59
Camden Centreport	Ft. Worth	TX	1997	911	268	95%	1,170	1.28	1,399	1.53
Camden Cimarron	Irving	TX	1992	772	286	97%	1,193	1.55	1,409	1.83
Camden Design District (3)	Dallas	TX	2009	939	355	95%	1,372	1.46	1,494	1.59
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,341	1.44	1,557	1.67
Camden Henderson	Dallas	TX	2012	967	106	96%	1,538	1.59	1,794	1.85
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,256	1.51	1,477	1.78
Camden Legacy Park	Plano	TX	1996	871	276	95%	1,256	1.44	1,499	1.72
Camden Panther Creek (3)	Frisco	TX	2009	946	295	95%	1,209	1.28	1,395	1.48
Camden Riverwalk (3)	Grapevine	TX	2008	982	600	96%	1,435	1.46	1,621	1.65
Camden Valley Park	Irving	TX	1986	743	516	94%	1,083	1.46	1,309	1.76
Camden Victory Park	Dallas	TX	2016	861	423	94%	1,583	1.84	1,799	2.09
Total Dallas/Ft. Worth	14	Properties		901	5,666	95%	1,306	1.45	1,521	1.69

Camden City Centre	Houston	TX	2007	932	379	96%	1,438	1.54	1,664	1.79
Camden City Centre II	Houston	TX	2013	868	268	94%	1,496	1.72	1,726	1.99
Camden Cypress Creek (3)	Cypress	TX	2009	993	310	96%	1,250	1.26	1,389	1.40
Camden Downs at Cinco Ranch (3)	Katy	TX	2004	1,075	318	96%	1,232	1.15	1,486	1.38
Camden Grand Harbor (3)	Katy	TX	2008	959	300	96%	1,167	1.22	1,328	1.38
Camden Greenway	Houston	TX	1999	861	756	96%	1,356	1.58	1,560	1.81
Camden Heights (3)	Houston	TX	2004	927	352	96%	1,440	1.55	1,636	1.76
Camden Holly Springs	Houston	TX	1999	934	548	96%	1,190	1.27	1,412	1.51
Camden Midtown	Houston	TX	1999	844	337	94%	1,513	1.79	1,686	2.00
Camden Northpointe (3)	Tomball	TX	2008	940	384	96%	1,085	1.16	1,323	1.41
Camden Oak Crest	Houston	TX	2003	870	364	97%	1,102	1.27	1,271	1.46
Camden Park	Houston	TX	1995	866	288	96%	1,070	1.24	1,286	1.49
Camden Plaza	Houston	TX	2007	915	271	97%	1,524	1.67	1,721	1.88
Camden Post Oak	Houston	TX	2003	1,200	356	96%	2,428	2.02	2,542	2.12
Camden Royal Oaks	Houston	TX	2006	923	236	97%	1,314	1.42	1,385	1.50
Camden Royal Oaks II	Houston	TX	2012	1,054	104	97%	1,506	1.43	1,591	1.51
Camden Spring Creek (3)	Spring	TX	2004	1,080	304	88%	1,171	1.08	1,396	1.29
Camden Stonebridge	Houston	TX	1993	845	204	96%	1,077	1.27	1,287	1.52
Camden Sugar Grove	Stafford	TX	1997	921	380	95%	1,159	1.26	1,370	1.49
Camden Travis Street	Houston	TX	2010	819	253	94%	1,443	1.76	1,639	2.00
Camden Vanderbilt	Houston	TX	1996/1997	863	894	97%	1,403	1.63	1,630	1.89
Camden Whispering Oaks	Houston	TX	2008	934	274	95%	1,202	1.28	1,387	1.48
Camden Woodson Park (3)	Houston	TX	2008	916	248	97%	1,175	1.28	1,316	1.44
Camden Yorktown (3)	Houston	TX	2008	995	306	96%	1,151	1.16	1,364	1.37
Total Houston	24	Properties		930	8,434	96%	1,334	1.43	1,529	1.64

TOTAL TEXAS	51	Properties		914	18,362	95%	1,289	1.41	1,498	1.64

TOTAL PROPERTIES	158	Properties		956	54,181	95%	$1,472	$1.54	$1,694	$1.77

(1) Completed communities in lease-up as of March 31, 2018 are excluded from total occupancy numbers.
(2) Communities under redevelopment as of March 31, 2018.
(3) Communities owned through investment in joint venture.
(4) Assets acquired in 1Q18 and in lease-up as of March 31, 2018 are excluded from total occupancy numbers.